--------------------------------------------------------------------------------

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): November 2, 2004


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


        Georgia                        0-23340                  62-0342590
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                           Identification No.)



        504 Thrasher Street, Norcross, Georgia                    30071
        (Address of principal executive offices)                (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.02.  Results of Operations and Financial Condition

On October 8, 2004, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "October 8 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Tuesday, November 2, 2004, at 11:00 a.m. ET to discuss fourth quarter and fiscal 2004 financial results (the "Conference Call").

On November 2, 2004, Rock-Tenn issued a press release (the "November 2 Press Release") that announced Rock-Tenn's fourth quarter and fiscal 2004 financial results. A copy of the November 2 Press Release is attached hereto as Exhibit
99.1 and hereby incorporated herein.

The October 8 Press Release and the November 2 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the November 2 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.

Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits

        99.1     November 2 Press Release (furnished pursuant to Item 2.02)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROCK-TENN COMPANY
                                   (Registrant)


Date:  November 2, 2004         By:/s/Steven C. Voorhees
                                   -------------------------------------
                                   Steven C. Voorhees
                                   Executive Vice-President and Chief Financial
                                   Officer (Principal Financial Officer,
                                   Principal Accounting Officer and duly
                                   authorized officer)

                                INDEX TO EXHIBITS


Exhibit Number and Description
------------------------------

99.1     November 2 Press Release (furnished pursuant to Item 2.02)


                                       4